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                               ALLIANCEBERNSTEIN
                                  Investments


                                   ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS
                                                          -National Portfolio II
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Supplement  dated May 22, 2009 to the  Prospectus  dated January 30, 2009 of the
AllianceBernstein Municipal Income Fund, Inc. offering Class A, Class B and Class C shares of the National Portfolio II.

                                    * * * * *

The shareholders of National Portfolio II (the "Portfolio"), a series of AllianceBernstein Municipal Income Fund, Inc. (the "Fund"), have approved the acquisition of the Portfolio by National Portfolio, another series of the Fund. The acquisition of the Portfolio is expected to take place in the second quarter or early third quarter of 2009.

                                    * * * * *

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

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